UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 26, 2001
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2001-3, Mortgage Pass-Through Certificates, Series 2001-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-79283                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are certain Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
      99.1                                   Collateral Term Sheets and
                                             Computational Materials prepared
                                             by UBS Warburg LLC in connection
                                             with MASTR Asset Securitization
                                             Trust 2001-3, Mortgage Pass-Through
                                             Certificates, Series 2001-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORTGAGE ASSET SECURITIZATION
                                     TRANSACTIONS, INC.


December 28, 2001

                                   By: /s/ Hugh Corcoran
                                      ----------------------------------
                                       Name:  Hugh Corcoran
                                       Title: Executive Director


                                   By: /s/ Peter Ma
                                      ----------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                    Collateral Term Sheets and                P
                        Computational Materials
                        prepared by UBS Warburg LLC
                        in connection with MASTR
                        Asset Securitization Trust
                        2001-3, Mortgage Pass-Through
                        Certificates, Series 2001-3


                                      -5-